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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934


                               DECEMBER 29, 1999

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                Date of Report (Date of earliest event reported)


                      ILLINOIS SUPERCONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)



        DELAWARE                0-22302                     36-3688459
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)


                451 KINGSTON COURT, MT. PROSPECT, ILLINOIS 60056
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           (Address of principal executive offices)       (Zip Code)


                                 (847) 391-9400
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         On December 29, 1999, Illinois Superconductor Corporation issued a press release announcing that the syndicate (consisting of Alexander Finance, L.P., Elliott Associates, L.P., and Westgate International, L.P.) that on November 5, 1999 invested $1 million in ISC senior secured convertible notes together with warrants, has exercised its rights to invest an additional $1 million on the same terms. A copy of the December 29, 1999 press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99.1: Press Release issued by Illinois Superconductor Corporation (the "Company") on December 29, 1999 announcing investment in the Company.



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                                   SIGNATURE

       PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                          ILLINOIS SUPERCONDUCTOR CORPORATION

                                          By: /s/ Cynthia Quigley
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                                              Cynthia Quigley
                                              Acting Chief Financial Officer


Date: December 30, 1999



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                                 EXHIBIT INDEX


EXHIBIT
  NO.                              DESCRIPTION OF EXHIBITS
-------                            -----------------------

 99.1 Press Release issued by Illinois Superconductor Corporation (the "Company") on December 29, 1999 announcing investment in the Company.